                                                                   EXHIBIT 10.7



                 FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT


          This First Amendment to Revolving Credit Agreement (this "Amendment"), made as of the 28th day of August, 1997, among LOT$OFF CORPORATION, 50-OFF TEXAS STORES, L.P., 50-OFF OPERATING COMPANY, and 50-OFF MULTISTATE OPERATIONS, INC., as Borrowers (collectively, the "Borrowers"), and GENERAL ELECTRIC CAPITAL CORPORATION, as Lender (the "Lender"),

                              W I T N E S S E T H:

          WHEREAS, the Borrowers and the Lender are parties to that certain Revolving Credit Agreement dated as of June 16, 1997 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"); and

          WHEREAS, the Borrowers have requested that certain terms of the Credit Agreement be amended, and the Lender has agreed to the requested amendments on the terms and conditions set forth herein;


          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

          1. Amendments to Credit Agreement. Article 7 of the Credit Agreement is hereby amended by deleting Sections 7.17, 7.18, 7.19 and 7.20 thereof in the entirety and replacing such sections, respectively, with the following:

          "7.17 Consolidated EBITDA.

          Borrowers will not permit cumulative Consolidated EBITDA, calculated on a Trailing Six (6) Fiscal Periods basis, for any period ending on the last day of any Fiscal Period set forth below to be less than the amount set forth opposite such Fiscal Period:

Fiscal Period/Year                Amount
------------------                ------
September 1997                   ($4,075,000)
October 1997                     ($3,350,000)
November 1997                    ($2,200,000)
December 1997                     $  650,000
January 1998                      $  750,000
February 1998                     $1,675,000
March 1998                        $1,875,000
April 1998                        $1,650,000
May 1998                          $  975,000
June 1998                        ($1,450,000)
July 1998                        ($1,200,000)
August 1998                      ($1,850,000)
September 1998                   ($1,475,000)
October 1998                     ($  375,000)
November 1998                     $1,375,000


December 1998                    $ 5,450,000
January 1999                     $ 5,550,000
February 1999                    $ 6,550,000
March 1999                       $ 6,750,000
April 1999                       $ 6,300,000
May 1999                         $ 5,175,000
June 1999                        $ 1,250,000
July 1999                        $ 1,550,000
August 1999                      $   675,000
September 1999                   $ 1,150,000
October 1999                     $ 2,625,000
November 1999                    $ 4,900,000
December 1999 through May 2000   $ 7,000,000

          7.18 Consolidated Capital Expenditures.

          Borrowers will not permit Consolidated Capital Expenditures for any period, calculated on a cumulative Fiscal Year-to-date basis, beginning with the first day of such Fiscal Year and ending on the last day of any of the following Fiscal Periods during such Fiscal Year set forth below to exceed the amount set forth opposite such Fiscal Period:

Fiscal Year 1998                        Amount
----------------                        ------
September 1997                          $320,000
October 1997                            $365,000
November 1997                           $375,000
December 1997                           $390,000
January 1998                            $400,000

Fiscal Years 1999,2000 and 2001
-------------------------------

February 1998, February 1999            $ 35,000
  and February 2000
March 1998, March 1999 and March 2000   $ 70,000
April 1998, April 1999 and April 2000   $100,000
May 1998, May 1999 and May 2000         $135,000
June 1998 and June 1999                 $170,000
July 1998 and July 1999                 $200,000
August 1998 and August 1999             $235,000
September 1998 and September 1999       $270,000
October 1998 and October 1999           $300,000
November 1998 and November 1999         $335,000
December 1998 and December 1999         $370,000
January 1999 and January 2000           $400,000


          7.19 Minimum Consolidated Gross Margin.

          Borrowers will not permit Consolidated Gross Margin, calculated on a Trailing Six (6) Fiscal Periods basis, for any period ending on the last day of any Fiscal Period set forth below to be less than the amounts set forth opposite such Fiscal Period:

Fiscal Period/Year                          Margin
------------------                          ------
September 1997 through October 1997         31.5%
November 1997 and each                      32.0%
  Fiscal Period ended thereafter

          7.20 Minimum Consolidated Inventory Balance.

          Borrowers will not permit the Consolidated Inventory Balance on the last day of any Fiscal Period set forth below to be less than the amount set forth opposite such Fiscal Period:

Fiscal Period/Year                   Amount
------------------                   ------
September 1997                       $12,250,000
October 1997 and November 1997       $15,750,000
December 1997                        $10,250,000
January 1998                         $10,500,000
February 1998                        $12,000,000
March 1998                           $12,500,000
April 1998                           $12,000,000
May 1998                             $11,250,000
June 1998                            $10,750,000
July 1998                            $11,000,000
August 1998                          $11,250,000
September 1998                       $12,250,000
October 1998 and November 1998       $15,000,000
December 1998 through January 1999   $10,500,000
February 1999 and February 2000      $12,250,000
March 1999 and March 2000            $12,750,000
April 1999 and April 2000            $12,000,000
May 1999 and May 2000                $11,250,000
June 1999                            $11,000,000
July 1999 and August 1999            $11,250,000
September 1999                       $12,500,000
October 1999 and November 1999       $15,000,000
December 1999 and January 2000       $10,500,000

          2. No Other Amendment. Except for the amendments expressly set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect. The Borrowers acknowledge and expressly agree that the Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents.

          3. Representations and Warranties. Each Borrower hereby represents and warrants in favor of the Lender as follows:

          (a) Such Borrower has the corporate power and authority (i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

          (b) This Amendment has been duly authorized, validly executed and delivered by one or more authorized signatories of such Borrower, and constitutes the legal, valid and binding obligation of such Borrower, enforceable against it in accordance with its terms;

          (c) The execution and delivery of this Amendment and performance by such Borrower under the Credit Agreement, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over such Borrower which has not already been obtained, nor contravene or conflict with the charter documents of such Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which such Borrower is party or by which any of its properties are or may become bound;

          (d) As of the date hereof, and after giving effect to this Amendment
     (i) no Default or Event of Default exists under the Credit Agreement or is caused by this Amendment, and (ii) to the best of the Borrowers' knowledge, each representation and warranty set forth in Article 4 of the

     Credit Agreement is true and correct in all material respects, except (x) to the extent previously fulfilled in accordance with the terms of the Credit Agreement, as amended hereby, or (y) to the extent relating specifically to the Closing Date.

          4. Conditions Precedent to Effectiveness. This Amendment shall become effective on the date that the Lender shall have received (i) a duly executed original signature page to this Amendment from the Borrowers, and (ii) an amendment fee from the Borrowers in the amount of $12,500, which fee shall be fully earned upon execution of this Amendment and non-refundable when paid.

          5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

          6. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

          7. Expenses. The Borrowers agree to pay all reasonable expenses of the Lender incurred in connection with this Amendment, including, without limitation, all fees and expenses of counsel to the Lender.

          8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

          IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first written above.


          BORROWERS:                LOT$OFF CORPORATION, a Delaware corporation


                                    By: /s/ Charles J. Fuhrmann, II
                                        ------------------------------------
                                        Charles J. Fuhrmann, II
                                        President



                                    50-OFF MULTISTATE OPERATIONS, INC.,
                                    a Nevada corporation


                                    By: /s/ Charles J. Fuhrmann, II
                                        ------------------------------------
                                        Charles J. Fuhrmann, II
                                        President


                                    50-OFF OPERATING COMPANY,
                                    a Nevada corporation


                                    By: /s/ Charles J. Fuhrmann, II
                                        ------------------------------------
                                        Charles J. Fuhrmann, II
                                        President

                                    50-OFF TEXAS STORES, L.P.,
                                    a Texas limited partnership

                                    By: 50-OFF Texas Management, Inc.,
                                    a Nevada corporation,
                                    its managing general partner


                                    By: /s/ Charles J. Fuhrmann, II
                                        ------------------------------------
                                        Charles J. Fuhrmann, II
                                        President




          LENDER:                   GENERAL ELECTRIC CAPITAL CORPORATION


                                    By: /s/ Timothy C. Huban
                                        ------------------------------------
                                    Its:Senior Vice President of GE Capital
                                        Commercial Finance, Inc., duly
                                        authorized signatory